Consolidated Statements of Operations (USD $)	6 Months Ended
	Sep. 30, 2014	Sep. 30, 2013
Revenue
Mobile	$ 58,617	$ 74,095
Software	16,496	11,022
Software maintenance and consulting	212,164	210,908
Total revenue	287,277	296,025
Operating expenses
Cost of revenue	15,856	46,729
Selling, general and administrative	353,828	297,592
Research and development	186,006	161,279
Total operating expenses	555,690	505,600
Income (loss) from operations	(268,413)	(209,575)
Other income (expense):
Gain on disposition of assets
Other expense	(917)	(481)
Interest income , net	19,946	8,621
Total other income	(19,029)	8,140
Income (loss) before income taxes	(204,898)	(201,435)
Income tax benefit	$ 44,486	$ 89,197
Net income	$ (204,898)	$ (112,238)
Basic and diluted income per share	$ (0.002)	$ (0.001)
Weighted average number of shares outstanding	136,583,602	135,460,867